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                                                                   Exhibit 10.32


                    Non-exclusive Software License Agreement

This Non-exclusive Software License Agreement (this "Agreement") is entered into between the following (each a "Party" and collectively the "Parties"):

1. Deutsche Borse Aktiengesellschaft, Neue Borsenstrasse 1, 60487 Frankfurt am Main, Germany

                                                            (hereinafter "DBAG")

2. SWX Swiss Exchange, Selnaustrasse 30, 8021 Zurich, Switzerland

                                                         (hereinafter "SWX", and

                                             together with DBAG the "Licensors")

and

1. Ceres Trading Limited Partnership, c/o Electronic Chicago Board of Trade, Inc., 141 West Jackson Blvd., Suite 600-A, Chicago, Illinois 60604, United States of America

                                             (hereinafter "Ceres" or "Licensee")

2. Board of Trade of the City of Chicago, Inc., 141 West Jackson Blvd., Suite 600-A, Chicago, Illinois, 60604, United States of America

                                                            (hereinafter "CBOT")

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -2-



                                    PREAMBLE

A. Licensors are the exclusive owners of the Eurex Software (as defined below). CBOT offers certain derivative products for trading on an electronic market operated on the basis of Release a/c/e 1.0 (as defined below) of the Eurex Software and known as "a/c/e" (the "CBOT Electronic Market"). Licensee's right to use Release a/c/e 1.0 was to date subject to the Software License Agreement among DBAG, SWX, CBOT and Ceres dated October 1, 1999 (the "Software License Agreement"), the Alliance Agreement among the Parties and Eurex Deutschland, Eurex Zurich AG, Eurex Frankfurt AG and Ceres Alliance LLC dated October 1, 1999 (the "Alliance Agreement") and the Master Software Development Agreement dated July 20, 2000 (the "Master Software Development Agreement"). The Alliance Agreement and the Software License Agreement provide for, among other things, Licensee's right to use release Eurex 2.0 of the Eurex Software, and for the co-ownership of the Parties with regard to certain modifications to such release. Deutsche Borse Systems AG ("DBS"), a wholly-owned subsidiary of DBAG, has so far, under a Systems Operations Agreement dated July 20, 2000 (the "Systems Operations Agreement"), provided the services required by Licensee and the CBOT for (i) the development and the maintenance of Release a/c/e 1.0 under the Master Software Development Agreement and (ii) the implementation, operation and maintenance of the computer and communication resources required to provide electronic trading services on the basis of Release a/c/e 1.0.

B. By way of a Reorganization Agreement dated an even date herewith (the "Reorganization Agreement"), the Parties have decided to terminate the Alliance Agreement and the Software License Agreement as of the Effective Date (as defined below) and CBOT and Ceres have, with effect from the Effective Date, waived and assigned (as more clearly set forth in the Reorganization Agreement) to Licensors, all right, title and interest, as existing as of the Effective Date, they acquired with regard to the Eurex Software under the Software License Agreement, the Alliance Agreement, and the Master Software Development Agreement. The Reorganization Agreement also provides for the termination of the Master Software Development Agreement and the Systems Operations Agreement.

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -3-

C. Licensee and CBOT desire to continue to use Release a/c/e 1.0 after the termination of the Software License Agreement and the Alliance Agreement, and to replace Release a/c/e 1.0 with a First Subsequent Release (as defined below) and eventually further Subsequent Releases (as defined below). Licensors desire, pursuant to the terms of this Agreement, in a first step, to grant to Licensee the right to use Release a/c/e 1.0 for the purposes of the trading of certain CBOT derivative products on the CBOT Electronic Market, and, in a second step, to grant to Licensee the right to use Subsequent Releases for the same purpose as and when implemented.

D.   This Agreement exclusively governs Licensee's right to use Release a/c/e
     1.0 as well as any Subsequent Releases and New Modifications (as defined below). The services required for the maintenance of Release a/c/e 1.0 and of any Subsequent Release shall be provided by DBAG subject to the terms of the Software Maintenance Agreement (the "Software Maintenance Agreement") dated an even date herewith between the Parties, Eurex Zurich AG and Eurex Frankfurt AG, and the services required for the testing, installation and deployment of any Subsequent Release shall be provided by DBS subject to the New Systems Operations Agreement (the "New Systems Operations Agreement") dated an even date herewith between CBOT, Ceres, DBS, Eurex Frankfurt AG and Eurex Zurich AG.

In consideration of the foregoing premises and the mutual covenants herein set forth, the parties agree as follows:

1.   Definitions

Unless otherwise specified in the body of this Agreement, each term set forth below when used anywhere in this Agreement or its Exhibits shall have the respective meaning ascribed to it below:

1.1 "Additional Eligible Derivatives" shall mean the CBOT derivatives products identified in Exhibit A, section B, as may be amended in writing from time to time, other than an Initial Eligible Derivative.

1.2  "Affiliate" shall have the meaning set forth in the Reorganization
     Agreement.

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -4-

1.3  "CBOT Group" shall have the meaning set forth in the Reorganization
     Agreement.

1.4 "Change of Control" shall have the meaning set forth in the Reorganization Agreement.

1.5 "Documentation" shall mean all user documentation in both human readable and machine readable form, flow charts and narratives, as well as other materials used in providing and supporting electronic trading facilities and services and all other tangible materials which represent, describe or specify the Licensed Programs and/or the New Modifications or their use, operations or applications. For the avoidance of doubt, the term "Documentation" shall include the Program Documentation (as defined in Section 1.13 of the SLA).

1.6 "Effective Date" shall have the meaning set forth in the Reorganization Agreement.

1.7 "Eligible Derivatives" shall mean the Initial Eligible Derivatives and the Additional Eligible Derivatives.

1.8 "Eurex Group" shall have the meaning set forth in the Reorganization Agreement.

1.9  "Eurex Exchanges" means Eurex Deutschland and Eurex Zurich.

1.10 "Eurex Software" shall have the meaning set forth in the Reorganization Agreement, and shall, for the avoidance of doubt, include the Licensed Programs (excluding the Tools) and the New Modifications.

1.11 "First Subsequent Release" shall mean the release of the Eurex Software described in Exhibit C.

1.12 "First Subsequent Release Date" shall mean the Subsequent Release Date of the First Subsequent Release.

1.13 "Initial Eligible Derivatives" shall mean the derivative products set forth in Exhibit A, section A.

1.14 "Licensed Programs" shall mean

     (a) until the First Subsequent Release Date the Tools and all those parts of the Eurex Software, in an object code or other executable format, but in any

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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          event excluding the source code, (i) which were actually used as of the Effective Date by the Licensee for the electronic trading of Eligible Derivatives on the CBOT Electronic Market and for providing and supporting the facilities and services required by CBOT users for such trading, and/or (ii) which were the subject-matter of any New Modifications agreed to after the Effective Date and are actually used for the electronic trading of Eligible Derivatives on the CBOT Electronic Market and for providing and supporting the facilities and services required by CBOT users for such trading before the First Subsequent Release Date; and

     (b) from any Subsequent Release Date to the following Subsequent Release Date the Tools and all those parts of the Eurex Software in an object code or other executable format, but in any event excluding the source code, (i) which are actually used as of such Subsequent Release Date by the Licensee for the electronic trading of Eligible Derivatives on the CBOT Electronic Market and for providing and supporting the facilities and services required by CBOT users for such trading, and/or (ii) which are the subject-matter of any New Modifications agreed to after this Subsequent Release Date and actually used by Licensee for the electronic trading of Eligible Derivatives on the CBOT Electronic Market and for providing and supporting the facilities and services required by CBOT users for such trading before the following Subsequent Release Date.

     The term "Licensed Programs" shall not include any clearing functionalities, but shall include the "distributed matching algorithm", provided that (i) the "distributed matching algorithm" is thoroughly tested, at Licensee's cost and expense, (ii) all actions and cost necessary for taking the distributed matching algorithm into production shall be subject to a change request under the New Systems Operations Agreement, and
     (iii) no service levels agreed to under the New Systems Operations Agreement shall apply with regard to services involving the "distributed matching algorithm".

1.15 "Licensors Confidential Information" shall have the meaning as defined in
     Section 7.2 below.

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -6-

1.16 "New Modifications" shall mean all of the alterations, adaptions, amendments, modifications, enhancements, extensions, developments and improvements, or other work results related, to the Licensed Programs made under the Master Software Development Agreement (to the extent not already included in the Licensed Programs) or, subsequently, the Software Maintenance Agreement.

1.17 "Proprietary Rights" means, with respect to any item, all trade secret, copyright, patent, trademark, service mark, certification mark, trade dress or other intellectual property or proprietary rights in all countries related to such item or any part thereof, any extensions and renewals of the foregoing, and any registrations, patents or applications with respect to the foregoing, including any Licensors Confidential Information included therein or related thereto.

1.18 "Release a/c/e 1.0" shall mean those parts of the Eurex Software that have been put into production for purposes of the CBOT Electronic Market on or before the Effective Date.

1.19 "Subsequent Release" shall mean the First Subsequent Release and any further release intended for the operation of the CBOT Electronic Market.

1.20 "Subsequent Release Date" shall mean the date on which a Subsequent Release has been put into production for the electronic trading of Eligible Derivatives on the CBOT Electronic Market and for providing and supporting the facilities and services required by CBOT users for such trading before the following Subsequent Release Date.

1.21 "System" shall have the meaning set forth in the Reorganization Agreement.

1.22 "Termination Date" shall have the meaning as defined in Section 3.

1.23 "Tools" shall mean various tools and methodology created by DBS (as presently used, subsequently modified or newly created by DBS) as are necessary for Licensee and CBOT to receive the services provided under the New Systems Operations Agreement.

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -7-

2.   Grant of License

2.1 Subject to the terms and conditions of this Agreement, Licensors hereby grant to Licensee throughout the period from the Effective Date to the Termination Date a non-exclusive, non-transferable license, sublicensable only as provided in this Section 2 and royalty-bearing as provided in
     Section 6, to use the Licensed Programs in object code form only to provide and support electronic trading facilities and services for the trading of Eligible Derivatives on the CBOT Electronic Market. Licensee may use the Licensed Programs for such purposes only on the equipment and infrastructure made available to it by DBS under the New Systems Operations Agreement. Licensee may provide to CBOT users those components of the Licensed Programs as are necessary for such users to participate in the electronic trading of Eligible Derivatives on the CBOT Electronic Market. Licensee shall have no right to decompile, reverse engineer, disassemble, rent, lease, distribute or modify the Licensed Programs and make derivative works thereof and/or to merge the same into other programs and materials. Licensee shall have no other rights with respect to the Licensed Programs other than as provided in this Agreement.

2.2 Licensee may sublicense the Licensed Programs subject to Licensors' prior written consent. No such consent shall be required for any sublicense granted to CBOT to provide and support electronic trading facilities and services for CBOT users for the trading of Eligible Derivatives on the CBOT Electronic Market if and to the extent that any such sublicense contains terms for the benefit of the Licensors which are comparable to the restrictions contained herein with respect to (i) protecting the confidentiality and proprietary nature of the Licensed Programs, the Licensors' Confidential Information and Licensors' Proprietary Rights with respect thereto, (ii) limitations on use, (iii) disclaimers of warranties,
     (iv) limitations on liability and (v) limitations on transfer, assignment and sublicensing.

3.   Term of License

     This Agreement shall be effective as of the Effective Date and shall continue through December 31, 2003 or any earlier date in the event this Agreement is terminated as of such earlier date pursuant to Section 8.1 or
     8.2 (the "Termination Date").

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -8-

4.   Delivery

4.1  Licensee and CBOT acknowledge (i) that the Licensed Programs referred to in
     Section 1.13 (a) have been delivered to them and accepted under the Master Software Development Agreement, and (ii) that the Documentation relating to such Licensed Programs referred to in Section 1.13(a) has been delivered to them.

4.2 The First Subsequent Release shall be delivered to Ceres for acceptance on or before December 31, 2002. With regard to the acceptance of the First Subsequent Release, the provisions of Section 9.4 of the Software Maintenance Agreement shall apply accordingly. The steps necessary to take the First Subsequent Release into production, and the cost thereof, shall be subject to a Change Request (as defined in the New Systems Operations Agreement) under the New Systems Operations Agreement.

4.3 The delivery of any Subsequent Release other than the First Subsequent Release shall take place on the date and with specifications to be mutually agreed by the Parties. Licensee shall be responsible for the installation of any Subsequent Release and shall in this context use the services offered by DBS under the New Systems Operations Agreement. The delivery and installation of any New Modifications after the Effective Date shall be agreed under the Software Maintenance Agreement.

5.   Warranties, Disclaimer of Warranties

5.1  Licensors warrant that:

     5.1.1 Except for the third party software identified in Exhibit B hereto which Licensors warrant is available from third party vendors, the Licensed Programs include all of the software used on the Effective Date by CBOT and Ceres in providing and supporting the CBOT Electronic Market electronic trading facilities and services for the users of CBOT.

     5.1.2 To Licensors' knowledge as of the date hereof, (i) Licensors, taken together, and their respective licensors are the lawful owners of all intellectual property rights in the Licensed Programs with full rights to grant the license granted herein, and (ii) as delivered to Licensee, the Licensed Programs do not infringe the intellectual property rights of any third party and are not subject to

               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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                                      -9-

            any claim of infringement by any third party, provided that Licensors are aware of the claims under U.S. Patent No. 4,903,201 (the "Patent") asserted in the case captioned eSpeed, Inc. and Electronic Trading Systems Corporation v. Board of Trade, et al., Civil Action No. 3-99CV1016-M, pending in the United Stated District Court for the Northern District of Texas (the "Texas Case"). None of the parties to this Agreement have any reason to believe that, when used in the manner contemplated in this Agreement, the System does or will infringe any valid patent rights of the plaintiff in the Texas Case. Notwithstanding any other provisions of this Agreement, no Party shall have any liability (including, without limitation, under Section 5.2) to another Party under this Agreement arising out of or in connection with the Patent or any claims asserted with respect thereto, in the Texas Case or otherwise, based upon the Patent.

     5.1.3 To Licensors' knowledge as of the date hereof, the Licensed Programs do not contain any timer, clock, counter or other limiting design or routine which causes the Licensed Programs to become erased, inoperable or otherwise incapable of being used in the full manner for which they are designed and licensed pursuant to this Agreement after being used or copied a certain number of times, or after the lapse of a certain period of time, after the occurrence or lapse of any similar triggering factor or event, or because they have been installed on or moved to a central processing unit or system which has a different serial number, model number or other identification different from the system on which they were originally installed.

     5.1.4 Neither of Licensors is a party to any agreement that impairs its rights to grant the license herein or perform its obligations hereunder.

5.2 Licensee's sole remedies with respect to breaches by Licensors of their warranties under Section 5.1 shall be the commercially reasonable efforts of the Licensors to correct such breaches or cause such breaches to be corrected.

5.3 Licensee recognizes that, in licensing the Licensed Programs from Licensors, it is relying upon its own investigation of the Licensed Programs and its judgments on the suitability of the Licensed Programs for its purposes and acknowledges that Licensors

               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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     can and do not make any representation or warranties that the Licensed
     Programs do or will (i) meet the requirements of Licensee or operate in configurations selected by Licensee, (ii) operate in the environment of Licensee in an uninterrupted or error-free manner, or (iii) conform to any performance specifications.

5.4 With regard to the First Subsequent Release, the provisions set forth in Sections 11.2, 12.3 and 14.1 of the Software Maintenance Agreement shall apply instead of Sections 5.2, 5.3 and 5.7 of this Agreement. For the avoidance of doubt, the preceding sentence does not apply with regard to the "distributed matching algorithm" which is not part of the First Subsequent Release.

5.5 Except as set forth in Section 5.1, the Licensed Programs are being provided to Licensee as is, and Licensors do not make, and hereby disclaim, any and all other warranties, express, implied, statutory or otherwise, including, but not limited to, implied warranties of title, non-infringement, merchantability and fitness for a particular purpose, and shall have no liability in connection with or arising out of any failure of the Licensed Programs (i) to meet Licensee's requirements or operate in configurations selected by Licensee, (ii) to operate in Licensee's environment in an uninterrupted or error-free manner or (iii) to conform to any performance specifications, or in connection with or arising out of any ability or inability to use the Licensed Programs in connection with any of the financial products or contracts traded (or failed to be traded) on any exchange or by any members thereof. Notwithstanding the fact that Licensee is not entitled to make any modifications to the Licensed Programs, Licensors shall have no liability of any kind under this Agreement for any modifications made to the Licensed Programs by Licensee or any permitted sublicensee of any party acting on behalf of any of them.

5.6 Each of the Parties hereby represents and warrants to the others as follows:

     5.6.1 It has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

     5.6.2 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on its part.

               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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     5.6.3  This Agreement is a legal, valid and binding obligation of it, and enforceable against it in accordance with the terms hereof.

5.7 In no event shall Licensors be liable for, and Licensee hereby waives and releases any claims it might otherwise have to be compensated by Licensors in connection with this Agreement for, any special, indirect, consequential or collateral damages (such as, without limitation, loss of revenue, loss of profits, loss of data, loss of use, interruption of business or loss of goodwill), or any damages other than direct damages, without regard to the circumstances giving rise to any purported claim and regardless of the legal or equitable grounds on which any purported claim is based, arising from the granting of the license granted herein or the dependence upon or use of the Licensed Program by Licensee or any third party.

5.8 Licensee agrees to indemnify, defend and hold Licensors harmless against any and all damages, costs or expenses (including reasonable attorney's fees) relating to, based on or arising out of all claims brought by users of the CBOT Electronic Market arising out of the Licensee's use or disclosure of the Licensed Programs, or any such use or disclosure by any third party to which Licensee has made available any portion of the Licensed Programs, other than with respect to that portion of any such damages, costs or expenses resulting directly from any breach by Licensors of their warranties set forth in Section 5.1, or, with regard to the First Subsequent Release, the provisions referenced in Section 5.4.

6.   License Fees

6.1 In consideration for the license granted under Section 2.1, Licensee shall pay to Licensors

     (a) an annual license fee of Euro [**]((Euro) [**]) (pro rata temporis for 2002) (the "Annual Fee") and

     (b) a variable fee (the "Variable Fee") (i) to be calculated with regard to the Initial Eligible Derivatives on the basis of the number of Initial Eligible Derivative contracts [**] on any electronic exchange operated by or on behalf or with the consent of CBOT or an Affiliate of CBOT on the equipment and infrastructure made available by DBS under the New Systems Operations Agreement, whereby the fee shall be [**] and [**], and (ii) consisting in case of the Additional Eligible Derivatives of [**] of Additional Eligible Derivatives on the CBOT Electronic Market.

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
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6.2  The Annual Fee shall be paid in installments of Euro [**] ((Euro) [**]) in advance on the first day of each [**]. The payment of the Annual Fee shall start as of [**]. The installment for the [**] of 2002 shall be due and payable within [**] of the Effective Date. In the event the Termination Date does not coincide with the [**] of a [**], the installment paid with regard to the [**] in which the Termination Date falls, shall be adjusted pro rata temporis from the first day of such [**] until, and including, the Termination Date; the Licensors shall in such case refund to Licensee any payments already made in excess of such adjusted installment.

6.3 The Variable Fees shall be calculated each calendar quarter. The payment of the Variable Fees shall start as of April 1, 2002. All Variable Fees accrued in a calendar quarter shall be paid within ten (10) business days of the end of such calendar quarter. Each payment of Variable Fees shall be accompanied by a report listing all [**] in sufficient detail to permit confirmation of the accuracy of the Variable Fee payment made, including, without limitation, the [**] basis. Licensee shall keep complete and accurate records pertaining to the information required to calculate the Variable Fee in sufficient detail to permit Licensors to confirm the accuracy of all payments due hereunder. Licensors shall have the right to have an independent, certified public accountant audit such records to confirm the amount of Variable Fees. Such audit may be exercised during normal business hours upon reasonable prior written notice to Licensee. Prompt adjustment shall be made by the Parties with regard to affected payments to reflect the results of such audit. Licensors shall bear the full cost of such audit unless such audit discloses a variance of more than five percent (5%) between the amount of Variable Fees or other payments due under this Agreement for a particular calendar quarter and the amount actually received by Licensors for such calendar quarter. In such case, Licensee shall bear the full cost of such audit and shall, in addition, promptly remit to Licensors the amount of any underpayment.

6.4 In the event this Agreement ends or is terminated, Licensee shall pay on the Termination Date to Licensors an amount equal to Euro plus [**] of the aggregate of all Variable Fees due by Licensee for the three months preceding the Termination Date. The preceding sentence shall not apply in the event Section 6.2.3, last sentence, of the Reorganization Agreement applies.

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

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6.5  Licensors shall pay any and all taxes levied on account of license fees and other payments under this Agreement. If any taxes are required to be withheld by Licensee, Licensee will (i) deduct such taxes from the remitting payment, (ii) timely pay the taxes to the proper taxing authority, (iii) send proof of payment to Licensor and certify its receipt by the taxing authority within thirty (30) days following such payment, and
     (iv) provide all necessary support to Licensors as required to recover such taxes.

6.6 Each of Licensors, or one Licensor on behalf of both Licensors, will send to Licensee invoices regarding its share, as such share is agreed between Licensors, in the license fees set forth in Section 6.1.

6.7 Legal rights of either Party to set-off against claims of the other Party are excluded, except where the corresponding claim of such Party has either been determined by a final arbitral award pursuant to Section 9.3 or expressly acknowledged by the affected other Party or Parties, as the case may be, in writing. In no event shall Licensee be entitled to set-off against the invoice of a Licensor where Licensee's corresponding claim is directed against the other Licensor.

7.   Ownership, Confidentiality

7.1 Licensors and their licensors are the sole and exclusive owners of, and have the sole and exclusive title in and to, the Eurex Software and the Documentation, all Proprietary Rights relating to the Eurex Software and the Documentation, and any causes of action arising out of or related to any infringement or misappropriation of any of the foregoing. However, Licensors agree to (i) assert and prosecute such claims at their own expense, or (ii) to assign them to Licensee or CBOT when reasonably necessary to protect the rights of Licensee or CBOT hereunder, in which case Licensee or CBOT may prosecute such claims, but at their own expense.

7.2 The receiving party of any Confidential Information (as defined below) agrees to use reasonable efforts to protect such Confidential Information from unauthorized use or disclosure (intentional, inadvertent or otherwise) and in any event shall take such steps to protect the proprietary interest therein of the disclosing party as it takes to protect the confidentiality and ownership of its own information and materials of a

               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
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                                      -14-

     like nature. Notwithstanding the foregoing, the receiving party's obligation to protect the confidentiality of any Confidential Information shall terminate if the same becomes part of the public domain without breach by the receiving party of its obligations hereunder. Further, the foregoing obligations shall not apply to information that is disclosed to the receiving party without obligation of confidentiality by a third party with the right to do so. For the purposes of this Agreement, "Confidential Information" means confidential information the receiving party, or any of its related parties or their respective directors, officers, employees or agents, receives in connection with the transactions contemplated herein relating to the software, products, business and financial plans and information and trade secrets and other information relating to the business of the disclosing party and/or its related parties (including, in the case of either Licensor, the Eurex Exchanges) and their respective related parties, and information subject to an obligation of confidence to a third party, and "Licensors Confidential Information" means Confidential Information with respect to which either Licensor is a disclosing party.

8.   Termination

8.1 Either Party (whereby for the purposes hereof CBOT and Licensee, on the one hand, and DBAG and SWX, on the other hand, shall be regarded as one party) may terminate this Agreement prior to December 31, 2003 only upon the occurrence of any of the following:

     (a) Upon termination of any of the Software Maintenance Agreement or the New Systems Operations Agreement, provided that, for the avoidance of doubt, this Agreement is deemed to be terminated pursuant to Section
          8.2 or Section 8.3, as the case may be, of this Agreement in the event that either of the Software Maintenance Agreement or the New Systems Operations Agreement is terminated under its respective Section 17.2.3 or 17.2.4;

     (b) upon or after the bankruptcy, insolvency, dissolution or winding up of the other Party; or

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

     (c) upon or after the breach of any material provision of this Agreement by the other Party if the breaching party has not cured such breach or the Parties have not agreed on a plan to remedy such breach within fifteen (15) business days after written notice thereof by the non-breaching party; or

8.2 Licensors may terminate this Agreement prior to December 31, 2003 upon the public announcement of, or the filing of a notice with the SEC relating to, a Change of Control of any member of the CBOT Group other than C-B-T Corporation and its legal successors and assigns (to the extent it remains in its present lines of business), provided that (i) all Annual Fees and the estimated Variable Fees that would have to be paid by Licensee (to be calculated on the basis of the average payment of Variable Fees until declaration of termination) throughout the entire regular term of the Agreement (i.e. through December 31, 2003) are immediately due and payable, and (ii) Licensors will ensure termination assistance for a period no longer than two months from the declaration of termination by Licensors, and (iii) in the event a public announcement or SEC filing takes place after December 31, 2002, only the closing of the so announced or notified transaction shall trigger the termination right and termination assistance shall in such case be made available for a period of four months from the declaration of termination, but in no event beyond December 31, 2003. Termination assistance shall mean that Licensee shall have the right to continue to use the Licensed Programs, and the obligation to pay for such use, each as set forth in this Agreement, through the end of the termination assistance. To the extent required by a corresponding written notice of Licensee, Licensors must decide within 30 days of receipt of such notice whether or not to exercise the right to terminate pursuant to this section.

8.3 Licensors may terminate this Agreement prior to December 31, 2003 upon the public announcement of, or the filing of a notice with the SEC relating to, the introduction of a system succeeding the System after the end of the Follow-up Agreements (as defined in the Reorganization Agreement), provided that (i) all Annual Fees and the estimated Variable Fees that would have to be paid by Licensee (to be calculated on the basis of the average payment of Variable Fees until declaration of termination) throughout the entire regular term of the Agreement (i.e. through December 31, 2003) are immediately due and payable, and (ii) Licensors will ensure termination assistance

               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

     (as described in Section 8.2) for a period no longer than two months from the declaration of termination by Licensors and (iii) this Section 8.3 applies only in the event such public announcement or SEC filing takes place before December 31, 2002 and if another exchange or contract market, or any of its respective Affiliates, is directly or indirectly involved in providing the succeeding system or services related thereto. This Section
     8.3 does not apply with regard to the introduction of any system which solely relates to open outcry trading, clearing or market surveillance. To the extent required by a corresponding written notice of Licensee, Licensors must decide within 30 days of receipt of such notice whether or not to exercise the right to terminate pursuant to this section.

8.4 For the avoidance of doubt, no Party shall be entitled to terminate this Agreement for convenience prior to the end of the term set forth in Section 3.

8.5 On the Termination Date, and to the extent not required to receive termination assistance pursuant to Section 8.2 or 8.3, the license, all sublicenses and all rights pursuant to this Agreement to use the Licensed Programs, the New Modifications, the Documentation and any Licensors Confidential Information shall immediately terminate. Licensee shall, and shall ensure that all sublicensees and any other parties to which it has provided any portion of the Licensed Programs, the Documentation or the New Modifications or Licensors' Confidential Information shall, promptly return or destroy all copies of the Licensed Programs, New Modifications, Documentation or Licensors' Confidential Information (including derivative works based thereupon) in all forms, partial and complete, whether or not modified or merged into other programs, other than and for so long as required for archival purposes pursuant to applicable regulatory requirements. Licensee shall then promptly deliver to Licensors a written statement certifying its compliance with this requirement. For each business day which is a business day in Chicago following the Termination Date on which Licensee is not in compliance with the provisions contained in this Section 8.5 (except for termination assistance pursuant to Section
     8.2 or 8.3), Licensee shall pay an amount of (Euro) [**] to Licensor.

8.6 Notwithstanding anything to the contrary contained elsewhere in this Agreement, the following sections of this Agreement shall survive any termination hereof: Sections

               Non-exclusive Software License Agreement - Final

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               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

     5.1.2, 5.2, 5.3, 5.4, 5.6, 5.7, 5.8, 6, 7, 8 and 9. Section 9.6 (only last sentence) and 9.7 shall survive the liquidation, dissolution, bankruptcy or reorganization of Ceres.

9.   General Provisions

9.1 All notices given under this Agreement shall become effective only when actually received at the following addresses:


          CBOT/Ceres:   Board of Trade of the City of Chicago, Inc./Ceres
                        Trading L.P.
                        141 West Jackson Blvd., Suite 600
                        Chicago, Illinois 60604
                        United States of America
                        Attention:  Ms. Carol A. Burke
                        Telephone:  +1-312-435-3726
                        Facsimile:  +1-312-341-3392

          DBAG:         Deutsche Borse AG
                        Neue Borsenstrasse 1
                        60487 Frankfurt am Main
                        Federal Republic of Germany
                        Attention:  Dr. Heiko Beck
                        Telephone:  +49-69-2101-5073
                        Facsimile:  +49-69-2101-3801

          SWX:          SWX Swiss Exchange
                        Selnaustrasse 30
                        8021 Zurich
                        Switzerland
                        Attention:  Ms. Petra Bysaeth
                        Telephone:  +41-1-229-2359
                        Facsimile:  +41-1-229-2444


     Any Party may change its address for the purpose of notices by giving notice thereof to each Party in accordance with the provisions of this
     Section 9.1.

9.2 This Agreement shall be governed by and subject to the substantive laws of the Federal Republic of Germany, to the exclusion of its conflicts of law rules; the United Nations Conventions on the International Sale of Goods shall not apply.


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

9.3 Except with regard to actions seeking temporary or permanent injunctive relief, any dispute arising under or in connection with this Agreement between or among any parties to this Agreement will be finally settled by arbitration in accordance with the arbitration rules of the United Nations Convention on International Trade Law (the "UNCITRAL Rules").

     9.3.1 The arbitration will be conducted by three (3) arbitrators. Such arbitrators are to be appointed in accordance with Article 7 of the UNCITRAL Rules.

     9.3.2 Where there are multiple parties, whether as Claimant or as Respondent the multiple Claimants, jointly, and the multiple Respondents, jointly, shall nominate an arbitrator pursuant to
            Article 7 of the UNCITRAL Rules. In the absence of such a joint nomination and where all parties are unable to agree to a method for the constitution of the Arbitral Tribunal, the London Court of International Arbitration (the "Appointing Authority" for the purposes of the application of the UNCITRAL Rules) may appoint each member of the Arbitral Tribunal and shall designate one of them to act as chairman. In such case the Appointing Authority shall be at liberty to choose any person it regards as suitable to act as arbitrator.

     9.3.3 The place of arbitration shall be London. The proceedings shall be conducted in the English language exclusively.

     9.3.4 The Parties acknowledge that irreparable damage may occur in the event of breach of any of the terms of this Agreement.

9.4 The provisions of this Agreement are severable and the unenforceability of any provision of this Agreement shall not affect the enforceability of any other provisions hereof. In addition, in the event that any provision of this Agreement (or portion thereof) is determined by a court of competent jurisdiction, an arbitral award obtained pursuant to Section 9.3 or any regulatory authority having jurisdiction to be unenforceable as drafted by virtue of the scope, duration, extent or character of any obligation contained therein, it is the mutual agreement of the Parties that such provision (or portion thereof) shall be construed in a manner designed to effectuate the purpose of such provision to the maximum extent enforceable under applicable law. If such construction is not possible, the Parties undertake, to the extent


               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

     reasonably possible, to modify such provision in order to implement the purposes of such provision as fully as possible.

9.5 While there are related agreements to which some or all of the parties hereto are parties (the Reorganization Agreement, the Software Maintenance Agreement, the New Systems Operations Agreement and the surviving provisions of the Preexisting Agreements (as defined in the Reorganization Agreement)), this Agreement constitutes the complete agreement of the parties with respect to the matters set forth herein, and there are no written or oral side agreements to this Agreement. This Agreement and the Exhibits attached hereto may only be modified by a written instrument signed by all Parties hereto. This Section 9.5 may also be modified only by a written instrument signed by all Parties hereto. This provision shall not be deemed to affect any rights any Party may have against any third party.

9.6 This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or any portion hereof, by Change of Control, operation of law or otherwise, without obtaining the prior written consent of the other Parties. The Parties will grant their consent to the assignment of rights or obligations by a party to an Affiliate of such Party if (i) the assigning Party remains liable for any assigned obligations as a jointly and severally liable guarantor (selbstschuldnerische Burgschaft) with the assignee, (ii) the assigning Party, together with its rights and obligations under this Agreement, assigns its rights and obligations, if any, under the Reorganization Agreement, the Software Maintenance Agreement and the New Systems Operations Agreement to the assignee, or (iii) in case of Ceres being the assigning Party, CBOT assumes a performance guarantee as set forth in
     Section 9.7 with regard to the assignee. The exceptions to the definition of "Change of Control" for CBOT and SWX do not require the consent of the other Parties under this Section 9.6. For the avoidance of any doubt, the above shall not entitle a Party to invoke a preliminary injunction or to seek any other remedy in order to prevent the occurrence of a Change of Control.

9.7 (a) CBOT hereby unconditionally and irrevocably guarantees to Licensors the full and timely performance by Ceres and any of its permitted assigns or legal successors (individually and collectively referred to as "Ceres") of all of Ceres' obligations (the "Performance Obligations") under or pursuant to this


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

          Agreement, including, without limitation, the indemnity obligations hereunder, as and when the same shall be due to be performed under this Agreement, and all liabilities of Ceres under this Agreement in the event of any breach by Ceres of any term hereof. CBOT hereby waives any provision of any statute, regulation or judicial decision otherwise applicable hereto which restricts or in any way limits the rights of an obligee against a guarantor or surety following a default or failure of performance by an obligator with respect to whose obligations the guarantee or surety is provided.

     (b) Licensors may proceed to protect and enforce any or all of their rights under this Section 9.7 pursuant to Section 9.3, whether for the specific performance of any covenants or agreements of Ceres under or pursuant to this Agreement, and shall be entitled to require and enforce the performance by CBOT of all acts and things required to be performed hereunder by Ceres.

     (c) CBOT shall not be entitled to and does hereby waive any and all defenses now or hereafter available to guarantors, sureties and other secondary parties at law or in equity, with the exception of any defenses Ceres may have against Licensors that are available to CBOT.

     (d) Licensors shall be entitled to proceed on first demand directly against CBOT in respect of any Performance Obligation hereunder without any requirement that it first make any demand against or exhaust any remedies available to it from Ceres or to take any other steps.

9.8 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.



Deutsche Borse AG                   Board of Trade of the City of Chicago, Inc.

By:   /s/ Rudolf Ferscha            By: /s/ David J. Vitale
      -----------------------           --------------------------------------

Date:  07/11/02                     By:  07/10/02


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

SWX Swiss Exchange                     Ceres Trading Limited Partnership,
                                       by Electronic Chicago Board of Trade,
                                       Inc., its managing general partner

By:    /s/ Rudolf Ferscha              By:   /s/ David J. Vitale
       ----------------------                --------------------------------

Date:   07/11/02                       Date:  07/10/02


               Non-exclusive Software License Agreement - Final

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

                                                                       Exhibit A
                             Eligible Derivatives

A.  Initial Eligible Derivatives

    1.   Corn Futures

    2.   Options on Corn Futures

    3.   Oat Futures

    4.   Options on Oat Futures

    5.   Rough Rice Futures

    6.   Options on Rough Rice Futures

    7.   Soybean Futures

    8.   Options on Soybean Futures

    9.   Soybean Oil Futures

    10.  Options on Soybeans Oil Futures

    11.  Soybean Meal Futures

    12.  Options on Soybean Meal Futures

    13.  Wheat Futures

    14.  Options on Wheat Futures

    15.  Kilo Gold Futures

    16.  Silver 1000 Ounce Futures

    17.  Silver 1000 Ounce Options

    18.  CBOT(R) Dow Jones(SM) Industrial Average Futures ($10 Multiplier)

    19. Options on CBOT(R) Dow Jones(SM) Industrial Average Futures ($10 Multiplier)


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

                                                                       Exhibit A

     20.  CBOT(R) Dow Jones(SM) Composite Average Futures

     21.  CBOT(R) Dow Jones(SM) Transportation Average Futures

     22.  CBOT(R) Dow Jones(SM) Utility Average Futures

     23.  United States Treasury Bond Futures

     24.  United States Treasury Bond Futures Reduced Tick Spread

     25.  Options on United States Treasury Bond Futures

     26.  10- Year United States Treasury Note Futures

     27.  10- Year United States Treasury Note Futures Reduced Tick Spread

     28.  Options on 10- Year United States Treasury Note Futures

     29.  5- Year United States Treasury Note Futures

     30.  5- Year United States Treasury Note Futures Reduced Tick Spread

     31.  Options on 5- Year United States Treasury Note Futures

     32.  2- Year United States Treasury Note Futures

     33.  Options on 2- Year United States Treasury Note Futures

     34.  10- Year Agency Note Futures

     35.  10- Year Agency Note Futures Reduced Tick Spread

     36.  Options on 10- Year Agency Note Futures

     37.  5- Year Agency Note Futures

     38.  5- Year Agency Note Futures Reduced Tick Spread

     39.  Options on 5- Year Agency Note Futures

     40.  30- Day Fed Funds Futures

     41.  Long-Term Municipal Bond Index Futures


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

                                                                       Exhibit A


     42.  Options on Long-Term Municipal Bond Index Futures

     43.  Mini United States Treasury Bond Futures

     44.  Mini 10- Year United States Treasury Note Futures

     45.  Mini CBOT(R) Dow Jones(SM) Industrial Average Futures ($2 multiplier)

     46.  Mini CBOT(R) Dow Jones(SM) Industrial Average Futures ($5 multiplier)

     47.  Mini New York Gold Futures

     48.  Mini New York Silver Futures

B.   Additional Eligible Derivatives

     1.   10-Year Interest Rate Swap Futures

     2.   Mini Eurodollar Futures

     3.   DJ - AIGCI(SM) Futures


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

                                                                       Exhibit B

                             Third Party Software


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

                                                                       Exhibit C

                           First Subsequent Release


               Non-exclusive Software License Agreement - Final

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

                   NON-EXCLUSIVE SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT C




Eurex(R)


Change Request

a/c/e 1.1
CR000-2002 Implementation of a/c/e 1.1 Basic Release



- Confidential -




Documentation ID  CR000-2002 Implementation of ace 1.1 basic release v1.doc
Version           1.0
Status            Final




Printed           7-May-02 12:11



                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================                   ================
Eurex
                                                                ----------------
                                                                     Version 1.0
---------------------------------------------                   ----------------
Change Request
                                                                ----------------
CR000-2002 Implementation of a/c/e 1.1 Basic                            7-May-02
                                                                ----------------
                                                                    Page 2 of 12
---------------------------------------------                   ----------------


================================================================================

History

================================================================================
 Date           By                    Reason
--------------------------------------------------------------------------------
 2002-03-13     Steffen Hermanns      First Draft
--------------------------------------------------------------------------------
 2002-05-06     Steffen Hermanns      Split basic release and new functionality
--------------------------------------------------------------------------------
 2002-05-07     Tomas Kindler         Finalized
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================



================================================================================

                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================               ================
Eurex
                                                            ----------------
                                                                 Version 1.0
---------------------------------------------               ----------------
Change Request
                                                            ----------------
CR000-2002 Implementation of a/c/e 1.1 Basic                        7-May-02
                                                            ----------------
                                                                Page 3 of 12
---------------------------------------------               ----------------


============================================================================

Table of Contents

1        Management Summary                                                4

1.1      Abstract                                                          4
1.2      Impact Overview                                                   4
1.3      Status Overview                                                   5

2        Description of Change                                             6

2.1      Current Situation                                                 6
2.2      Recommended Change                                                6
2.3      Services Provided by Deutsche Borse Systems                       6
2.4      Out of Scope                                                      7
2.5      Assumptions                                                       7
2.6      Cooperation Duties of Eurex and a/c/e                             8
2.7      Acceptance                                                        9

3        Estimation of Effort and Costs                                   10

4        Proposed Time-line and Schedule                                  11

5        Decision                                                         12


============================================================================


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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

================================================              ================
Eurex
                                                              ----------------
                                                                   Version 1.0
------------------------------------------------              ----------------
Change Request
                                                              ----------------
CR000-2002 Implementation of a/c/e 1.1 Basic                          7-May-02
                                                              ----------------
                                                                  Page 4 of 12
------------------------------------------------              ----------------

==============================================================================

 1 Management Summary

 1.1 Abstract

 Eurex has asked Deutsche Borse Systems to submit a proposal covering the introduction of a/c/e Release 1.1 on the a/c/e hosts and front-ends in early 2003. a/c/e Release 1.1 comprises the Eurex Release 4.1-1 software plus additional functional amendments as listed in Section 2.3.

 In order to respond to this request from Eurex, Deutsche Borse Systems proposed to render services as defined in section 2.3 on a time and materials basis. Warranty effort is not included.

 This proposal needs to be signed until   [**]   to achieve a hand-over to
 acceptance on   [**]   . The release introduction date is to be determined by
 Eurex, a/c/e and DBS.


 1.2 Impact Overview

------------------------------------------------------------------------------
                 Impact   Comment
------------------------------------------------------------------------------
 Classification           [_] simple modification (Type A)/1/
                          [X] complex modification (Type B)
------------------------------------------------------------------------------
 Release                  [X] Front End Release
                          [X] Host Release
                          [_] Express Release
------------------------------------------------------------------------------
 Estimated Costs          (Euro) x on a time and material basis

------------------------------------------------------------------------------
 Schedule                 Preparation of a development   [**]
                          environment; Build, Reconciliation,
                          and Regression Test incl. Compatibility
                          Test

                          Functional Acceptance Test    Not before [**]

                          Acceptance                    To be defined

                          Simulation                    To be defined

                          Production Launch             To be defined

------------------------------------------------------------------------------
 Scope This change request covers DBS's a/c/e Release 1.1 related effort (See chapter 2.3).

------------------------------------------------------------------------------
 /1/  Type A: costs below [**]
      Type B: costs over  [**]
------------------------------------------------------------------------------

==============================================================================

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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

================================================              ================
Eurex
                                                              ----------------
                                                                   Version 1.0
------------------------------------------------              ----------------
Change Request
                                                              ----------------
CR000-2002 Implementation of a/c/e 1.1 Basic                          7-May-02
                                                              ----------------
                                                                  Page 5 of 12
------------------------------------------------              ----------------

==============================================================================



1.3 Status Overview

------------------------------------------------------------------------------
Action                                         Date    Responsible    Comment

------------------------------------------------------------------------------
Identify change request

------------------------------------------------------------------------------
Responsibility client (requestor/owner)

------------------------------------------------------------------------------
Responsibility DBS (Project/Release
Manager
------------------------------------------------------------------------------
Analysis performed

------------------------------------------------------------------------------
Analysis approved (Architect's Office)

------------------------------------------------------------------------------
CR delivered to Controlling

------------------------------------------------------------------------------
Controlling approved

------------------------------------------------------------------------------
Decision taken

------------------------------------------------------------------------------









==============================================================================


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            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

==============================================                   ===============
Eurex
                                                                 ---------------
                                                                     Version 1.0
----------------------------------------------                   ---------------
Change Request
                                                                 ---------------
CR000-2002 Implementation of a/c/e 1.1 Basic                            7-May-02
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================================================================================

2 Description of Change

2.1 Current Situation

Currently, a/c/e is running Eurex 4.0 software; the Eurex 4.1-1 software has not been introduced on the a/c/e hosts and front-ends.

2.2 Recommended Change

Deutsche Borse Systems recommends to introduce a/c/e Release 1.1 on the a/c/e hosts and front-ends in 2003. a/c/e Release 1.1 comprises the Eurex Release 4.1-1 software as described in the assumptions in section 2.5 plus additional functional amendments as listed in section 2.3.

2.3 Services Provided by Deutsche Borse Systems

This change request covers the following a/c/e Release 1.1 related efforts and services as provided by Deutsche Borse Systems:

1. Reconciliation of all Eurex 4.1-1 SIRs delivered into Eurex production until [**]

2. Reconciliation of all a/c/e 1.0 SIRs delivered into a/c/e production until [**]

3.  Build, Regression Test, and Front-End compatibility Test with Eurex Release
    6.0. No end-to-end tests to BOTCC, PRICES, and OIA are included; DBS recommends that Eurex performs tests for these interfaces during a/c/e 1.1 simulation.

4.  Build and Test of Conversion a/c/e 1.0 to Eurex 4.1-1

5.  Hotfire Adaptations to ensure compatibility of Hotfire as of release a/c/e
    1.0 with a/c/e 1.1 software

6.  Removal of Galaxy code from the BESS

7.  Java Trading GUI on basis of Eurex 6.0 technology

8.  Windows 2000 compatibility testing and required software modifications.

9. Roll-out activities of Operational Readiness, Customer Technical Service and Xetra/Eurex Operations teams;

    ? Build, Test and Distribution of one a/c/e 1.1 Simulation Kit per platform (Windows 2000 and Sun Solaris 2.8)

10. Simulation Databases Conversion

11. Update of the External Documentation

12. Program Management and Program Office activities

================================================================================


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

==============================================                  ================
Eurex
                                                                ----------------
                                                                     Version 1.0
----------------------------------------------                  ----------------
Change Request
                                                                ----------------
CR000-2002 Implementation of a/c/e 1.1 Basic                            7-May-02
                                                                ----------------
                                                                    Page 7 of 12
----------------------------------------------                  ----------------

================================================================================

2.4 Out of Scope

The following services are not included in this proposal. A separate change request should Eurex wish that Deutsche Borse Systems provides these services.

1. Due to unknown timelines for acceptance and simulation, this offer does not include efforts for support of these project phases. This support will be estimated after finalisation of the rollout plan by Eurex and charged respectively.

2. Planning and execution of Simulation are not within the scope of this change request. Efforts of DBS as proposed by this change request end with the delivery of software into acceptance.

3. Planning, support, and execution of all rollout activities of software to front-end and back-end systems during production launch other than those defined in section 2.3 are not part of this change request.

4. There will be no explicit End-to-end Tests to BOTCC, PRICES and OIA. These interfaces will have to be tested by Eurex and a/c/e during the a/c/e Release 1.1 simulation phase.

5.   No warranty activities are covered by this change request.

6. Changes to systems not maintained by DBS are not included in this change request.

7. Windows NT will not be supported any longer. Windows XP is not within the scope of this proposal.

8.   The following functions are explicitly excluded from this proposal.

     a)   Single Stock Futures

     b)   Additional Order Validations

     c)   Volatility Interrupt

     d)   FDD via IP

     e)   Trade Reversal

     f)   Volatility Trading

     g)   Basis Trading

2.5  Assumptions

This proposal is based on the following assumptions:

1.   This change request will be signed latest on [**]      to achieve the
     software delivery for acceptance on [**]    .

2.   a/c/e Release 1.1 is a mandatory release.

3. a/c/e Release 1.1 implementation effort and Release Acceptance are based on:


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================       ===========================
 Eurex
                                                    ---------------------------
                                                                    Version 1.0
---------------------------------------------       ---------------------------
 Change Request
                                                    ---------------------------
 CR000-2002 Implementation of a/c/e 1.1 Basic                          7-May-02
                                                    ---------------------------
                                                                   Page 8 of 12
---------------------------------------------       ---------------------------


===============================================================================

          ?  Eurex Release 4.1 Fine Specifications

          ? all Eurex Release 4.1 and 4.1-1 accepted & delivered change request as of [**]

          ?  all Eurex Release 4.1 and 4.1-1 SIRs fixed in production as of [**]

          ?  Eurex Fine Specifications for

                ?   Removal of Galaxy code from the BESS

                ?   Java Trading GUI

                Note that the Fine Specifications for the requirements "Removal of Galaxy code from the BESS" and "Java Trading GUI" are not existent for a/c/e Release 1.1 and the estimates will have to be reviewed after the completion of these Fine specifications.

          ? all a/c/e Release 1.0 accepted & delivered change requests as of [**]

          ?  all a/c/e Release 1.0 SIRs fixed in production as of [**]

          A CD-ROM containing the above documents will be delivered to Eurex.

     4.   The a/c/e Release 1.1 software is based on

          ?  Eurex Release 4.1-1 software as of production date [**]

          ? a/c/e Release 1.0 software and all delivered and accepted change requests as of [**]

          ?  all SIRs implemented in a/c/e 1.0 production until [**]

          ?  Java GUI based on Eurex 6.0

     5. The a/c/e front-end operating systems supported are Sun Solaris 8 Hardware revision 02/02 or higher and Windows 2000 with Service Pack
          2. Windows NT will not be supported any longer. Windows XP is not within the scope of this proposal.

     6.   Hand-over to acceptance test for a/c/e Release 1.1 will not be prior
          to [**]   . The date of launch will be agreed between Deutsche Borse
          Systems and Eurex.

     2.6 Co-operation Duties of Eurex

     1.   Eurex distributes documentation to members and other third parties.

     2. Member and Staff Training (preparation and conduct) is under the sole responsibility of Eurex.

     3.   Eurex will perform a thorough acceptance test.

     4. The a/c/e 1.1 Release Simulation start has to be agreed upon. The simulation will last at least [**] weeks.

===============================================================================


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================       ===========================
 Eurex
                                                    ---------------------------
                                                                    Version 1.0
---------------------------------------------       ---------------------------
 Change Request
                                                    ---------------------------
 CR000-2002 Implementation of a/c/e 1.1 Basic                          7-May-02
                                                    ---------------------------
                                                                   Page 9 of 12
---------------------------------------------       ---------------------------


===============================================================================

5.   The a/c/e 1.1 Release Simulation is provided by Eurex:

     ? Eurex is responsible for all simulation related planning and member information (Simulation Plan, Simulation Guide etc.).

     ? Simulation is performed using the a/c/e permanent simulation environment.

     ? The a/c/e permanent simulation environment will be closed for two weeks during the simulation preparation phase.

2.7   Acceptance

1.    [**]

2.    [**]

3.    [**]

4.    [**]

===============================================================================


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================       =======================
Eurex
                                                    -----------------------
                                                                Version 1.0
---------------------------------------------       -----------------------
Change Request
                                                    -----------------------
CR000-2002 Implementation of a/c/e 1.1 Basic                       7-May-02
---------------------------------------------       -----------------------
                                                              Page 10 of 12
---------------------------------------------       -----------------------


===========================================================================


3  Estimation of Effort and Costs

Under the assumptions mentioned above, the estimated effort in workdays for this change request on a time and material basis is as follows:

?  Build
   ?   Hotfire Adaptations                                          x WD
   ?   Removal of Galaxy from BESS                                  x WD
   ?   Java Trading GUI                                             x WD
?  Regression test                                                  x WD
?  Conversion test a/c/e 1.0 to Eurex 4.1-1                         x WD
?  Kit Build                                                        x WD
?  Implementation of a/c/e 1.0 SIRs between Feb 1 and May 1, 2002   x WD
?  Contingency 10%                                                  x WD
--------------------------------------------------------------------------------
?  Total                                                            x WD
--------------------------------------------------------------------------------


At an average hourly rate of [**] (Euro), the total estimated effort of xWD translate to total estimated costs of (Euro) x.

Travel expenses are not included in the above estimation and will be charged separately according to the travel policy of Group Deutsche Borse.


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================              =====================
Eurex
                                                           ---------------------
                                                                     Version 1.0
---------------------------------------------              ---------------------
Change Request
                                                           ---------------------
CR000-2002 Implementation of a/c/e 1.1 Basic                            7-May-02
---------------------------------------------              ---------------------
                                                                   Page 11 of 12
---------------------------------------------              ---------------------


================================================================================

4 Proposed Time-line and Schedule

  [**]



================================================================================


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.

=============================================                 ==================
Eurex
                                                              ------------------
                                                                     Version 1.0
---------------------------------------------                 ------------------
Change Request
                                                              ------------------
CR000-2002 Implementation of a/c/e 1.1 Basic                            7-May-02
---------------------------------------------                 ------------------
                                                                   Page 12 of 12
---------------------------------------------                 ------------------

================================================================================

5 Decision



Zurich, __________                         Zurich, _________



___________________________                ________________________
Schweizer Borse                            Schweizer Borse



Frankfurt, _________                       Frankfurt, _________



____________________________               _________________________
Deutsche Borse AG                          Deutsche Borse AG



Frankfurt, __________                     Frankfurt, __________



____________________________              _________________________
Eurex                                     Eurex



Frankfurt, __________                     Frankfurt, __________



____________________________             __________________________
Deutsche Borse Systems AG                Deutsche Borse Systems AG

================================================================================


                    Confidential Materials omitted and filed
            separately with the Securities and Exchange Commission
               pursuant to a request for confidential treatment.
                          Asterisks denote omissions.